UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2018

Stamps.com Inc.
______________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

            Delaware 000-26427 77-0454966
       ------------------------------------------------------------------------------------------
(State or other jurisdiction (Commission (IRS Employer
         of incorporation) File Number) Identification No.)

1990 E. Grand Avenue, El Segundo, CA                     90245
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:         (310) 482-5800

Not Applicable
______________________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 1, 2018, Stamps.com Inc. issued a press release setting forth its financial results for its fiscal quarter ended June 30, 2018.

A copy of such press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished or filed herewith:

99.1Press Release of Stamps.com Inc. dated August 1, 2018, announcing Stamps.com Inc.'s financial results for its fiscal quarter ended June 30, 2018. (furnished, not filed)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stamps.com Inc.
(Registrant)

August 1, 2018	/s/ Kenneth McBride
Date	(Signature)

Kenneth McBride
Chief Executive Officer